LORD ABBETT INVESTMENT TRUST

Lord Abbett Core Plus Bond Fund

Lord Abbett Corporate Bond Fund

Lord Abbett Income Fund

Lord Abbett Total Return Fund

Supplement dated January 2, 2020 to the

Prospectus and Statement of Additional Information dated April 1, 2019, as revised and supplemented

Lord Abbett Core Plus Bond Fund and Lord Abbett Total Return Fund

Effective January 2, 2020, each Fund’s benchmark index is the Bloomberg Barclays U.S. Aggregate Bond Index.

The following sentence replaces the second sentence of the fifth paragraph under “Core Plus Bond Fund – Principal Investment Strategies” on page 78 of the prospectus:

Under normal conditions, the Fund will maintain its average duration range within two years of the bond market’s duration as measured by the Bloomberg Barclays U.S. Aggregate Bond Index (which was approximately 5.88 years as of November 29, 2019).

The following sentence replaces the second sentence of the fifth paragraph under “Total Return Fund – Principal Investment Strategies” on page 182 of the prospectus:

Under normal conditions, the Fund will maintain its average duration range within two years of the bond market’s duration as measured by the Bloomberg Barclays U.S. Aggregate Bond Index (which was approximately 5.88 years as of November 29, 2019).

The following sentence replaces the last sentence of the seventh paragraph under “More Information About the Funds – Core Plus Bond Fund – Principal Investment Strategies” on page 212 of the prospectus:

Under normal conditions, the Fund will maintain its average duration range within two years of the bond market’s duration as measured by the Bloomberg Barclays U.S. Aggregate Bond Index (which was approximately 5.88 years as of November 29, 2019).

The following sentence replaces the last sentence of the ninth paragraph under “More Information About the Funds – Total Return Fund – Principal Investment Strategies” on page 250 of the prospectus:

Under normal conditions, the Fund will maintain its average duration range within two years of the bond market’s duration as measured by the Bloomberg Barclays U.S. Aggregate Bond Index (which was approximately 5.88 years as of November 29, 2019).

Lord Abbett Corporate Bond Fund and Lord Abbett Income Fund

The following table replaces the table in the subsection under “Corporate Bond Fund – Management – Portfolio Managers” on page 97 of the prospectus:

Portfolio Manager/Title	Member of the Portfolio Management Team Since
Andrew H. O’Brien, Partner and Portfolio Manager	2017
Kewjin Yuoh, Partner and Portfolio Manager	2017
Yoana N. Koleva, Managing Director and Portfolio Manager	2020
Eric P. Kang, Portfolio Manager	2020

The following table replaces the table in the subsection under “Income Fund – Management – Portfolio Managers” on page 135 of the prospectus:

Portfolio Manager/Title	Member of the Portfolio Management Team Since
Andrew H. O’Brien, Partner and Portfolio Manager	1998
Robert A. Lee, Partner and Chief Investment Officer	1998
Kewjin Yuoh, Partner and Portfolio Manager	2010
Steven F. Rocco, Partner and Director of Taxable Fixed Income	2013
Yoana N. Koleva, Managing Director and Portfolio Manager	2020
Eric P. Kang, Portfolio Manager	2020

The following paragraph replaces the sixth paragraph under “Management and Organization of the Funds – Portfolio Managers” on page 405 of the prospectus:

Corporate Bond Fund. Andrew H. O’Brien, Partner and Portfolio Manager, heads the Fund’s team. Mr. O’Brien joined Lord Abbett in 1998 and has been a member of the team since the Fund’s 2017 inception. Additional members of the Fund’s team are Kewjin Yuoh, Partner and Portfolio Manager, Yoana N. Koleva, Managing Director and Portfolio Manager, and Eric P. Kang, Portfolio Manager. Mr. Yuoh, Ms. Koleva, and Mr. Kang joined Lord Abbett in 2010, 2011, and 2015, respectively, and have been members of the Fund’s team since 2017, 2020, and 2020, respectively. Messrs. O’Brien, Yuoh, and Kang, and Ms. Koleva are jointly and primarily responsible for the day-to-day management of the Fund.

With respect to the ninth paragraph under “Management and Organization of the Funds – Portfolio Managers” on page 405 of the prospectus, (1) the reference to Income Fund is removed from the first sentence of the ninth paragraph, and (2) the following paragraph is added directly below the ninth paragraph:

Income Fund. Andrew H. O’Brien, Partner and Portfolio Manager, heads the Fund’s team. Mr. O’Brien joined Lord Abbett in and has been a member of the Fund’s team since 1998. Additional members of the Fund’s team are Robert A. Lee, Partner and Chief Investment Officer, Kewjin Yuoh, Partner and Portfolio Manager, Steven F. Rocco, Partner and Director of Taxable Fixed Income, Yoana N. Koleva, Managing Director and Portfolio Manager, and Eric P. Kang, Portfolio Manager. Messrs. Lee, Yuoh, Rocco, and Kang joined Lord Abbett in 1997, 2010, 2004, and 2015, respectively, and have been members of the Fund’s team since 1998, 2010, 2013, and 2020, respectively. Ms. Koleva joined Lord Abbett in 2011 and has been a member of the Fund’s team since 2020. Messrs. O’Brien, Lee, Yuoh, Rocco, and Kang, and Ms. Koleva are jointly and primarily responsible for the day-to-day management of the Fund.

The following rows replace the applicable rows of the corresponding table in the subsection titled “Portfolio Manager Information – Other Accounts Managed” on page 7-1 of the statement of additional information (“SAI”):

	Other Accounts Managed (Total Net Assets $MM)
	Number of Registered Investment Companies	Total Assets ($MM)	Number of Other Pooled Investment Vehicles	Total Assets ($MM)	Number of Other Accounts	Total Assets ($MM)
Corporate Bond Fund[1]
Andrew H. O’Brien	14	33,940.6	15	3,546.3	496	9482.2[2,3]
Kewjin Yuoh	17	34,269.7	15	3,546.3	496	9482.2[2,3]
Yoana N. Koleva	2	12,965.8	1	1,007.8	1	55.9
Eric P. Kang	1	1,052.7	0	0	0	0

Income Fund[1]
Andrew H. O’Brien	14	32,888.7	15	3,546.3	496	9,482.2[2,3]
Robert A. Lee	17	28,125.1	31	5,064.3	503	10,799.7[2,3]
Kewjin Yuoh	17	33,217.8	15	3,546.3	496	9,482.2[2,3]
Steven F. Rocco	15	24,240.5	32	5,016.3	484	9,438.5[2,3]
Yoana N. Koleva	2	11,913.9	1	1,007.8	1	55.9
Eric P. Kang	1	0.8	0	0	0	0

[1]	Data is as of November 29, 2019.

[2]	Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such account totals approximately $227.8 million in assets.

[3]	Includes $614.4 million for which Lord Abbett provides investment models to managed account sponsors.

The following rows replace the applicable rows of the corresponding table in the subsection titled “Portfolio Manager Information – Holdings of Portfolio Managers” beginning on page 7-3 of the SAI:

Ownership of Securities	Aggregate Dollar Range of Securities
Corporate Bond Fund[1]
Andrew H. O’Brien	$1-$10,000
Kewjin Yuoh	$0
Yoana N. Koleva	$0
Eric P. Kang	$0
$0
Income Fund[1]
Andrew H. O’Brien	$1-$10,000
Robert A. Lee	$100,001-$500,000
Kewjin Yuoh	$1-$10,000
Steven F. Rocco	$0
Yoana N. Koleva	$0
Eric P. Kang	$0
[1] Data is as of November 29, 2019.

Please retain this document for your future reference.

4